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                  RETIREMENT INCOME BUILDER VARIABLE ANNUITY

                                   ISSUED BY

                           PFL LIFE INSURANCE COMPANY


                        Supplement Dated October 1, 1998
                                     To The
                          Prospectus Dated May 1, 1998


     An Amendatory Endorsement changing the way in which premium payments are allocated during the applicable Right to Cancel Period has been added to the Retirement Income Builder Variable Annuity. This change impacts not only the allocation of Premium Payments, but also the amount of the refund received for cancellations during the Right to Cancel Period and the transfer of the investment risk. The rights and benefits under the Amendatory Endorsement are summarized below; however, the description of the Amendatory Endorsement contained in this prospectus supplement is qualified in its entirety by reference to the Amendatory Endorsement itself, a copy of which is available upon request from PFL.

     All capitalized terms used herein, which are not defined herein, shall have the same meanings as the same terms used in the accompanying prospectus.

     Premium Payments allocated to subaccounts of the Mutual Fund Account will no longer be allocated entirely to the Money Market Subaccount of the Mutual Fund Account for the first 14 days after the Policy is issued or a longer Period if the laws of the state where the Policy is issued require more than a 10 day Right to Cancel Period. Instead, amounts allocated to subaccounts of the Mutual Fund Account will be allocated directly into the designated subaccounts. YOU AS THE OWNER OF THE POLICY, WILL NOW BEAR THE ENTIRE INVESTMENT RISK FOR ALL AMOUNTS THAT YOU ALLOCATE TO ANY MUTUAL FUND SUBACCOUNT FROM THE DATE THE POLICY IS ISSUED. This means that immediately after the Policy is issued, if the mutual fund subaccount shares increase or decrease in value, then the value of the Policy will also increase or decrease, respectively.

     Also, during the Right to Cancel Period, the amount of the refund will now be the Policy Value unless otherwise required by state law. The Policy Value may be more or less than the money initially invested. Thus, the entire investment risk is borne by you during the Right to Cancel Period.

     For additional information regarding the Right to Cancel Period or Allocation of Premium Payments, generally, please refer to pages 9 and 38 of your Retirement Income Builder Variable Annuity Prospectus.

     The direct allocation of premium payments and the change in the right-to-cancel period refund may not currently be available in all states. Please contact your financial representative or PFL Life Insurance Company at (800) 525-6205 for additional information regarding their availability in your state.



                 THIS PROSPECTUS SUPPLEMENT MUST BE ACCOMPANIED
                           BY THE PROSPECTUS FOR THE
          RETIREMENT INCOME BUILDER VARIABLE ANNUITY DATED MAY 1, 1998

     The following provisions of the Retirement Income Builder Variable Annuity Prospectus are modified as a result of this change:

1. THE FOLLOWING REPLACES THE SECTION ENTITLED "SUMMARY OF THE POLICY--PREMIUM PAYMENTS":

        A Nonqualified or Qualified Policy may be purchased with an initial Premium Payment of at least $2,000, but there is no minimum initial Premium Payment required for a Policy purchased and used in connection with a tax deferred 403(b) Annuity. An Owner may make additional Premium Payments of at least $50 each at any time before the Annuity Commencement Date. The maximum total Premium Payments allowed without prior approval of PFL is $1,000,000. At the time of each Premium Payment no charges or fees are deducted, so the entire Premium Payment is invested immediately. (See "CHARGES AND DEDUCTIONS--Surrender Charge," p. 51 and "CHARGES AND DEDUCTIONS--Premium Taxes," p. 53.)

        The Owner must allocate the initial Premium Payment among the Investment Options (that is, among the options available under the Fixed Account and/or the Subaccounts of the Mutual Fund Account) according to allocation percentages in the Policy application or transmittal form. Any allocation must be in whole percents, and the total allocation must equal 100%. Allocations specified by the Owner will be used for Additional Premium Payments unless the Owner requests a change in allocation. Allocations for additional Premium Payments may be changed by sending Written Notice to PFL's Administrative and Service Office. (See "THE POLICY--Policy Application and Issuance of Policies--Premium Payments," p. 37.)

2. THE FOLLOWING REPLACES THE SECTION ENTITLED "SUMMARY OF THE POLICY--RIGHT TO CANCEL PERIOD":

         When the Owner receives the Policy, it should be reviewed carefully to make sure it is what the Owner intended to purchase. The Owner may, until the end of the period of time specified in the Policy ("RIGHT TO CANCEL PERIOD"), examine the Policy and return it for a refund. The applicable period will depend on the state in which the Policy is issued. In some states the period is ten days after the Policy is delivered to the Owner. Some states allow for a longer period to return the Policy. The amount of the refund will also depend on the state in which the Policy is issued. Ordinarily the amount of the refund will be the Policy Value. However, some states may require a return of the Premium Payments, or the greater of the Premium Payments or the Policy Value. PFL will pay the refund within seven days after it receives Written Notice of cancellation and the returned Policy within the applicable period. The Policy will then be deemed void.

3. THE FOLLOWING REPLACES THE EIGHTH PARAGRAPH UNDER THE SECTION ENTITLED "POLICY APPLICATION AND ISSUANCE OF POLICIES--PREMIUM PAYMENTS":

        ALLOCATION OF PREMIUM PAYMENTS. An Owner must allocate Premium Pay-ments to one or more of the Investment Options. The Owner must specify the initial allocation in the Policy application or transmittal form. This allocation will be used for Additional Premium Payments unless the Owner requests a change of allocation. All allocations must be made in whole percentages and must total 100%. If Premium Payments are allocated to the Dollar Cost Averaging Fixed Account, directions regarding the Subaccount(s) to which transfers are to be made must be specified on the application or other proper Written Request. If the Owner fails to specify how Premium Payments are to be allocated, the Premium Payment(s) cannot be accepted.

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